Exhibit 20

                                         Partners First Credit Card Master Trust
                                                    Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Monthly Period                                                                         28
         Beginning Principal Receivables Balance                                                    1,881,991,902.37
         Beginning Special Funding Account Balance                                                              0.00
         Beginning Principal Receivables + SFA Balance                                              1,881,991,902.37
         Beginning Finance Charge Receivables                                                          59,914,127.74
         Beginning Total Receivables                                                                1,941,906,030.11
         Special Funding Account Earnings                                                                       0.00
         Finance Charge Collections                                                                    27,502,766.74
         Interest/Fee Reversals (Wachovia accounts only)                                                 -448,931.90
         Interchange Collections                                                                        1,631,162.95
         Collection Account Investment Proceeds                                                                 0.00
         Recoveries treated as Finance Charge Collections                                                       0.00
         Total Finance Charge Receivables Collections                                                  28,684,997.79
         Principal Receivables Collections                                                            153,407,285.22
         Recoveries treated as Principal Collections                                                      606,447.27
         Total Principal Receivables Collections                                                      154,013,732.49
         Monthly Payment Rate (Principal plus Interest divided by Beg. Total Receivables)                      9.32%
         Defaulted Amount (Net of Recoveries)                                                          13,758,349.69
         Annualized Default Rate                                                                               8.77%
         Trust Gross Yield                                                                                    18.29%
         Aggregate Account Addition or Removal (Y/N)?                                                              N
         Date of Addition/Removal                                                                                N/A
         Principal Receivables at the end of the day of Addition/Removal                                         N/A
         SFA Balance at the end of the day of Addition/Removal                                                   N/A
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                           N/A
         Ending Principal Receivables Balance                                                       1,837,216,973.18
         Ending Special Funding Account (SFA) Balance                                                           0.00
         Ending Principal Receivables + SFA Balance                                                 1,837,216,973.18
         Ending Finance Charge Receivables                                                             62,189,692.60
         Ending Total Receivables                                                                   1,899,406,665.78
         Required Minimum Principal Balance (as of month end)                                       1,286,333,333.34

                                         Partners First Credit Card Master Trust
                                                    Monthly Trust Activity

B. Series Allocations
                                                                   Total                  1998-2                 1998-3
         Group                                                                              1                       1
         Class A Initial Invested Amount                         1,056,000,000.00         528,000,000.00          528,000,000.00
         Class B Initial Invested Amount                           226,000,000.00         113,000,000.00          113,000,000.00
         Collateral Initial Invested Amount                        134,000,000.00          67,000,000.00           67,000,000.00
         Class D Initial Invested Amount                            84,000,000.00          42,000,000.00           42,000,000.00
         Total Initial Invested Amount                           1,500,000,000.00         750,000,000.00          750,000,000.00
         Required Transferor Amount (per definition)               103,898,141.67          51,398,141.67           52,500,000.00
         Initial Invested Amount + Req Transf Amount             1,603,898,141.67         801,398,141.67          802,500,000.00
         Series Allocation Percentage                                     100.00%                 49.97%                  50.03%
         Series Allocable Finance Charge Collections                28,684,997.79          14,332,645.78           14,352,352.02
         Series Allocable Principal Collections                    154,013,732.49          76,953,963.47           77,059,769.02
         Series Allocable Defaulted Amounts                         13,758,349.69           6,874,448.94            6,883,900.75
         Series Allocable Servicing Fee                              2,088,032.08             838,032.08            1,250,000.00
         In Revolving Period?                                                                          N                       Y
         Available for Principal Sharing Series                     66,859,512.77                   0.00           66,859,512.77
         Principal Shortfall                                        40,869,902.12          40,869,902.12                    0.00
         Allocation of Shared Principal Collections                 66,859,512.77          66,859,512.77                    0.00
         Available for Excess Allocation Series                      3,565,226.38           1,745,113.85            1,820,112.53
         Finance Charge Shortfall                                            0.00                   0.00                    0.00
         Allocation of Excess Finance Charge Collections                     0.00                   0.00                    0.00


B. Series Allocations
         Amounts Due                                                                      1998-2                 1998-3
                             Transferor's Percentage                                              33.28%                  20.35%
                             Principal Allocation Percentage                                      79.76%                  79.65%
                             Principal Collections                                         61,376,618.69           61,376,618.69
                             Floating Allocation Percentage                                       66.72%                  79.65%
                             Class A Certificate Rate                                           5.66875%                5.69875%
                             Class B Certificate Rate                                           5.87875%                5.92875%
                             CIA Certificate Rate                                               6.44375%                6.54375%
                             CIA Secured Loan Spread Rate                                       6.19375%                6.29375%
                             Class D Certificate Rate                                           0.00000%                0.00000%
                             Class A Interest                                               2,327,966.67            2,340,286.67
                             Class B Interest                                                 516,676.81              521,071.25
                             Collateral Monthly Interest                                      167,824.88              341,002.08
                             Class D Interest                                                       0.00                    0.00
                             Investor Monthly Interest                                      3,012,468.36            3,202,360.00
                             Investor Default Amount (Net of Recoveries)                    4,586,812.52            5,482,894.08
                             Interchange Collections                                          543,803.50              650,041.17
                             0.75% of Interchange                                             314,262.03              468,750.00
                             Servicer Interchange                                             314,262.03              468,750.00
                             Monthly Servicing Fee (Before Adjustments)                       838,032.08            1,250,000.00
                                 Interchange Adjustment                                             0.00                    0.00
                                 SFA Adjustment                                                     0.00                    0.00
                                 Previous Period Adjustment                                         0.00                    0.00
                             Total Monthly Servicing Fee (After all adjustments)              838,032.08            1,250,000.00

C. Calculation of Redirected Investor Finance Charge Collections ("Socialism")
                                                                  Group I                 1998-2                 1998-3
         Beginning Invested Amount (Month)                       1,484,259,166.67         734,259,166.67          750,000,000.00
         Finance Charge Collections                                 20,994,488.31           9,563,116.94           11,431,371.37
         Reserve Account Interest                                       12,911.87              12,911.87                    0.00
         PFA Proceeds                                                  892,805.80             892,805.80                    0.00
         Total Finance Charge Collections                           21,900,205.98          10,468,834.61           11,431,371.37
         Investor Monthly Interest                                   6,214,828.36           3,012,468.36            3,202,360.00
         Investor Default Amount                                    10,069,706.60           4,586,812.52            5,482,894.08
         Monthly Servicing Fee                                       2,088,032.08             838,032.08            1,250,000.00
         Additional Amounts                                                  0.00                   0.00                    0.00
         Total Amount Due                                           18,372,567.04           8,437,312.96            9,935,254.08
         Group Excess?                                               Y
         Amount per 4.10(A)                                                                 3,012,468.36            3,202,360.00
         Amount per 4.10(B)            used in a                                            4,586,812.52            5,482,894.08
         Amount per 4.10(C)     shortfall scenario only                                       838,032.08            1,250,000.00
         Amount per 4.10(D)                                                                         0.00                    0.00
         Redirected Finance Charge Collections                      21,900,205.98          10,182,426.81           11,717,779.17
         Amount of funds redistributed per 4.10                                              -286,407.80              286,407.80
         Redirected Finance Charge Collections - PFA Proceeds (Class A available funds)     9,289,621.01           11,717,779.17

D. Trust Performance
         30-59 Days Delinquent                                                             33,800,137.23                   1.84%
         60-89 Days Delinquent                                                             24,865,258.92                   1.35%
         90+ Days Delinquent                                                               52,048,455.18                   2.83%
         Total 30+ Days Delinquent                                                        110,713,851.33                   6.03%

         THE FIRST NATIONAL BANK OF ATLANTA
         d/b/a Wachovia Bank Card Services
         as Servicer

         By:  Michael L. Scheuerman
         Title:  Senior Vice President

                    Partners First Credit Card Master Trust
                                 Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                        15-Feb-01
Current Payment Date                     15-Mar-01
Actual / 360 Days                           28                     28                  28                 28
30 / 360 Days                               30                     30                  30                 30
Fixed / Floating                         Floating               Floating            Floating           Floating

                                          Class A                Class B       Collateral Invested      Class D            Total
                                                                                     Amount
Certificate Rate                              5.66875%            5.87875%            6.44375%          0.00000%
Secured Loan Spread Rate (Applies to
     CIA only)                                                                        6.19375%
Initial Balance                         528,000,000.00      113,000,000.00       67,000,000.00      42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                            51,398,141.67
Initial Invested Amount + Req
     Transf Amount                                                                                                   801,398,141.67

Beginning Outstanding Amount
     (Distribution)                     528,000,000.00      113,000,000.00       33,485,912.50      42,000,000.00    716,485,912.50
Ending Outstanding Amount
     (Distribution)                     528,000,000.00      113,000,000.00       15,417,957.31      42,000,000.00    698,417,957.31

Beginning Invested Amount
     (Distribution)                     528,000,000.00      113,000,000.00       33,485,912.50      42,000,000.00    716,485,912.50
Ending Invested Amount (Distribution)   528,000,000.00      113,000,000.00       15,417,957.31      42,000,000.00    698,417,957.31

Beginning Adjusted Invested Amount
     (Distribution)                     314,333,333.34      113,000,000.00       33,485,912.50      42,000,000.00    502,819,245.84
Ending Adjusted Invested Amount
     (Distribution)                     207,500,000.01      113,000,000.00       15,417,957.31      42,000,000.00    377,917,957.32

Beginning Invested Amount (Month)       528,000,000.00      113,000,000.00       51,259,166.67      42,000,000.00    734,259,166.67
Ending Invested Amount (Month)          528,000,000.00      113,000,000.00       33,485,912.50      42,000,000.00    716,485,912.50

Beginning Adjusted Invested Amount
     (Month)                            421,166,666.67      113,000,000.00       51,259,166.67      42,000,000.00    627,425,833.34
Ending Adjusted Invested Amount
     (Month)                            314,333,333.34      113,000,000.00       33,485,912.50      42,000,000.00    502,819,245.84

Principal Allocation Percentage                 70.40%              15.07%               8.93%              5.60%           100.00%
Floating Allocation Percentage                  67.13%              18.01%               8.17%              6.69%           100.00%
Principal Collections                    43,209,139.56        9,247,410.55        5,482,977.94       3,437,090.65     61,376,618.69
Redirected Finance Charge Collections     6,235,762.87        1,673,069.74          758,939.47         621,848.93      9,289,621.01
Reserve Account Draw                              0.00                0.00                                                     0.00
PFA Proceeds (Class A Available
     Funds)                                 892,805.80                                                                   892,805.80
Redirected Finance Charge plus
     PFA Proceeds                         7,128,568.67        1,673,069.74          758,939.47         621,848.93     10,182,426.81
Monthly Interest                          2,327,966.67          516,676.81          167,824.88               0.00      3,012,468.36
Investor Default Amount (Net)             3,078,949.63          826,089.38          374,731.44         307,042.07      4,586,812.52
Monthly Servicing Fee                       562,538.48          150,930.39           68,465.19          56,098.02        838,032.08
Total Due                                 5,969,454.79        1,493,696.57          611,021.51         363,140.09      8,437,312.96

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases
Series Adjusted Portfolio Yield                                                                                       10,182,426.81
Base Rate                                                                                                                     9.14%
                                                                                                                              6.81%

                    Partners First Credit Card Master Trust
                                 Series 1998-2

Series Parameters
                  Revolving Period (Y/N)                                                                N
                  Accumulation Period (Y/N)                                                             Y
                  Early Amortization (Y/N)                                                              N
                  Controlled Accumulation Period                                                       6.00
                  FNBA is Servicer                                                                      Y
                  Paydown Excess CIA (Y/N)                                                              Y
                  Paydown Excess Class D (Y/N)                                                          Y
                  Controlled Accumulation Amount                                                       106,833,333.33
                  Controlled Deposit Amount                                                            106,833,333.33
                  Ending Controlled Deposit Amount Shortfall                                                     0.00

Funding Accounts
                  Beginning Principal Funding Account Balance                                          213,666,666.66
                  Principal Funding Account Deposit                                                    106,833,333.33
                  Principal Funding Account Withdrawal                                                           0.00
                  Ending Principal Funding Account Balance                                             320,499,999.99
                  Principal Funding Investment Proceeds                                                    892,805.80

                  Yield Supplement Account Beginning Balance                                                     0.00
                  Yield Supplement Account Release                                                               0.00
                  Yield Supplement Account Ending Balance                                                        0.00

                  Reserve Account Beginning Balance                                                      3,205,000.00
                  Required Reserve Account Amount                                                        3,205,000.00
                  Available Reserve Account Amount                                                       3,205,000.00
                  Interest Retained in Reserve Account                                                           0.00
                  Reserve Draw Amount pursuant to Supplement 4.12(c)                                             0.00
                  Funds Deposited into Reserve Account (out of Excess Spread)                                    0.00
                  Ending Reserve Account Balance                                                         3,205,000.00
                  Covered Amount                                                                           942,062.27

C. Certificate Balances and Distributions
                                                    Class A             Class B            CIA              Class D           Total
                    Beginning Balance           528,000,000.00     113,000,000.00    33,485,912.50   42,000,000.00   716,485,912.50
                  Interest Distributions          2,327,966.67         516,676.81       167,824.88            0.00     3,012,468.36
                  Cumulative PFA Deposits       320,499,999.99               0.00                             0.00   320,499,999.99
                  Principal Distributions                 0.00               0.00    18,067,955.19            0.00    18,067,955.19
                  Total Distributions             2,327,966.67         516,676.81    18,235,780.07            0.00    21,080,423.55
                  Ending Certificate Balance    528,000,000.00     113,000,000.00    15,417,957.31   42,000,000.00   698,417,957.31


                    Partners First Credit Card Master Trust
                                 Series 1998-2


D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                              4.4090
                          2 Amount of the distribution in respect of Class A Monthly Interest:                             4.4090
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                   0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:                            0.00
                          5 Amount of the distribution in respect of Class A Principal:                                      0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                                    0.00
                          2 Amount of Class A Investor Charge-Offs                                                           0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                              0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                                     0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                                           0.00
                            balance of the Class A Certificate exceeds the Class A Invested
                            Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                                          4.5724
                          2 Amount of the distribution in respect of Class B monthly interest:                             4.5724
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:                   0.00
                          4 Amount of the distribution in respect of Class B additional interest:                            0.00
                          5 Amount of the distribution in respect of Class B principal:                                      0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                              0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                             0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                                        0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                                      0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                                   0.00
                            of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:



                    Partners First Credit Card Master Trust
                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                          1 Total amount distributed to the Collateral Interest Holder:                      18,235,780.07
                          2 Amount distributed in respect of Collateral Monthly Interest:                       167,824.88
                          3 Amount distributed in respect of Collateral Additional Interest:                          0.00
                          4 The amount distributed to the Collateral Interest Holder in respect              18,067,955.19
                            of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                          1 The amount of reductions in the Collateral Invested Amount.                               0.00
                          2 The total amount reimbursed in respect of such reductions in the                          0.00
                            Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
                          1 Finance Charge Collections Allocated to Series 1998-2
                               (incl.YSA, Res Draw & Int and PFA Proceeds)                                   10,182,426.81
                          2 Full amount required to be paid pursuant to sections 4.5 and 4.7
                               (excl. Spread Acct.)                                                           8,437,312.96
                          3 Spread Account Requirement per Loan Agreement                                             0.00
                          4 Finance Charge Shortfall                                                                  0.00
                          5 Available for Other Excess Allocation Series                                      1,745,113.85

K. Application of Reallocated Investor Finance Charge Collections.

                                                                   Available            Due                  Paid        Shortfall
                          1 Allocated Class A Available Funds           6,235,762.87
                            a Reserve Account Release                           0.00
                            b PFA Investment Earnings                     892,805.80
                            c Class A Available Funds                   7,128,568.67

                          2 Class A Available Funds                     7,128,568.67
                            a Class A Monthly Interest                                    2,327,966.67     2,327,966.67      0.00
                            b Class A Servicing Fee                                         562,538.48       562,538.48      0.00
                            c Class A Investor Default Amount                             3,078,949.63     3,078,949.63      0.00
                            d Class A Excess                            1,159,113.88

                          3 Class B Available Funds                     1,673,069.74
                            a Class B Monthly Interest                                      516,676.81       516,676.81      0.00
                            b Class B Servicing Fee                                         150,930.39       150,930.39      0.00
                            c Class B Excess                            1,005,462.54

                          4 Collateral Available Funds                    758,939.47
                            a Collateral Servicing Fee                                       68,465.19        68,465.19      0.00
                            b Collateral Excess                           690,474.29

                          5 Class D Available Funds                       621,848.93
                            a Class D Servicing Fee                                          56,098.02        56,098.02      0.00
                            b Class D Excess                              565,750.91

                          6 Total Excess Spread                         3,420,801.62

                    Partners First Credit Card Master Trust
                                 Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                               Available           Due           Paid     Shortfall
                    1 Available Excess Spread                                    3,420,801.62
                    2 Excess Fin Charge Coll                                             0.00
                           from Other Series
                    3 Available Funds                                            3,420,801.62
                    4 Class A Required Amount
                      a Interest                                                                     0.00            0.00       0.00
                      b Servicing Fee                                                                0.00            0.00       0.00
                      c Defaults                                                                     0.00            0.00       0.00
                    5 Class A Charge Offs not Previously Reimbursed                                  0.00            0.00       0.00
                   6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
                      a Interest                                                                     0.00            0.00       0.00
                      b Servicing Fee                                                                0.00            0.00       0.00
                   6b Class B Default Amount                                                   826,089.38      826,089.38       0.00
                    7 Reductions in Class B not previously reimbursed                                0.00            0.00       0.00
                    8 Monthly Servicing Fee Shortfalls                                               0.00            0.00       0.00
                    9 Collateral Monthly Interest                                              167,824.88      167,824.88       0.00
                   10 Collateral Default Amount                                                374,731.44      374,731.44       0.00
                   11 Reductions in CIA not previously reimbursed                                    0.00            0.00       0.00
                   12 Reserve Account Deposit                                                        0.00            0.00       0.00
                   13 Class D Monthly Interest                                                       0.00            0.00       0.00
                   14 Class D Default Amount                                                   307,042.07      307,042.07       0.00
                   15 Reductions in Class D not previously reimbursed                                0.00            0.00       0.00
                   16 Other CIA Amounts Owed                                                         0.00            0.00       0.00
                   17 Excess Fin Coll for Other Series                                               0.00            0.00       0.00
                   18 Excess Spread (after reallocation)                         1,745,113.85
                   19 Writedowns
                                                                              Total       Redirected Principal      Charge-Offs
                                        a Class A                                       0.00         0.00             0.00
                                          in respect of A                                                             0.00
                                        b Class B                                       0.00         0.00             0.00
                                          in respect of A                                                             0.00
                                          in respect of B                                                             0.00
                                        c CIA                                           0.00         0.00             0.00
                                          in respect of A                                                             0.00
                                          in respect of B                                                             0.00
                                          in respect of CIA                                                           0.00
                                        d Class D                                       0.00         0.00             0.00
                                          in respect of A                                                             0.00
                                          in respect of B                                                             0.00
                                          in respect of CIA                                                           0.00
                                          in respect of D                                                             0.00

M. Application of Redirected Principal Collections
                                                                       Available         Due              Paid           Shortfall
                1 Redirected Principal Collections                   18,167,479.13
                2 Class A Required Amount
                  a Interest                                                                0.00          0.00              0.00
                  b Servicing Fee                                                           0.00          0.00              0.00
                  c Defaults                                                                0.00          0.00              0.00
                3 Class B Required Amount
                  a Interest                                                                0.00          0.00              0.00
                  b Servicing Fee                                                           0.00          0.00              0.00
                  c Defaults                                                                0.00          0.00              0.00
                4 Collateral Required Amount
                  a Interest                                                                0.00          0.00              0.00
                  b Servicing Fee                                                           0.00          0.00              0.00
                  c Defaults                                                                0.00          0.00              0.00
                5 Available for Available Principal Collections      18,167,479.13

N.  Principal Shortfall Amount/Shared Principal Collections
                1 Principal Allocation % of the Series 1998-2 Allocable Principal Collections           61,376,618.69
                2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                   4,586,812.52
                3 Full amount required to be distributed pursuant to Section 4.5                       106,833,333.33
                4 Principal required to fund the Required Amount per Section 4.8                                 0.00
                5 Principal Shortfall                                                                   40,869,902.12
                6 Available for Shared Principal Collections                                                     0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-2

O. Available Principal Collections
                          1 Available Principal Collections (per the definition thereof)                         132,822,943.98
                          2 Principal Collections allocation to other Principal Sharing Series                             0.00
                          3 Available Principal Collections (after Sharing)                                      132,822,943.98

P. Application of Principal Collections during Revolving Period

                          1 Available Principal Collections                                                                0.00

                          2 Collateral Invested Amount                                                                     0.00
                          3 Required Collateral Invested Amount                                                            0.00
                          4 Amount used to pay Excess CIA                                                                  0.00

                          5 Available Principal Collections                                                                0.00
                          6 Class D                                                                                        0.00
                          7 Required Class D                                                                               0.00
                          8 Amount used to pay Excess Class D                                                              0.00

Q. Application of Principal Collections during the Accumulation Period

                          1 Available Principal Collections                                                      132,822,943.98
                          2 Controlled Deposit Amount                                                            106,833,333.33
                          3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                  427,333,333.34
                          4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                  106,833,333.33
                          5 Required Enhancement Amount                                                          $57,417,957.31

                          6 Remaining Principal Collections Available                                             25,989,610.65
                          7 Remaining Collateral Invested Amount                                                  33,485,912.50
                          8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b below)      18,067,955.19
                                              a Excess of CIA and Class D over Required Enhancement Amt           18,067,955.19
                                              b Excess of Available Principal Collections over PFA deposit        25,989,610.65

                          9 Remaining Principal Collections Available                                              7,921,655.46
                         10 Remaining Class D Amount                                                              42,000,000.00
                         11 Principal Paid to Class D                                                                      0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-2

R. Application of Principal Collections during Early Amortization Period

                          1 Available Principal Collections                                                   0.00
                                              a Remaining Class A Adjusted Invested Amount                    0.00
                                              b Principal Paid to Class A - Current Period's Collections      0.00
                                              c Principal Paid to Class A - PFA per 5.1                       0.00
                                              d Total Principal Paid to Class A                               0.00

                          2 Remaining Principal Collections Available                                         0.00
                                              a Remaining Class B Adjusted Invested Amount                    0.00
                                              b Principal Paid to Class B - Current Period's Collections      0.00
                                              c Principal Paid to Class B - PFA per 5.1                       0.00
                                              d Total Principal Paid to Class B                               0.00

                          3 Remaining Principal Collections Available                                         0.00
                                              a Remaining Collateral Invested Amount                          0.00
                                              b Principal Paid to CIA                                         0.00

                          4 Remaining Principal Collections Available                                         0.00
                                              a Remaining Class D Amount                                      0.00
                                              b Principal Paid to Class D                                     0.00

S. Yield and Base Rate

                          1 Base Rate
                                              a Current Monthly Period                                       6.81%
                                              b Prior Monthly Period                                         7.43%
                                              c Second Prior Monthly Period                                  8.53%

                            Three Month Average Base Rate                                                                7.59%

                          2 Series Adjusted Portfolio Yield
                                              a Current Monthly Period                                       9.14%
                                              b Prior Monthly Period                                        12.69%
                                              c Second Prior Monthly Period                                 10.94%

                            Three Month Average Series Adjusted Portfolio Yield                                         10.92%

                          3 Excess Spread
                                              a Current Monthly Period                                       2.34%
                                              b Prior Monthly Period                                         5.25%
                                              c Second Prior Monthly Period                                  2.41%

                            Three Month Average Excess Spread                                                            3.33%


                    Partners First Credit Card Master Trust
                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                         15-Feb-01
Current Payment Date                      15-Mar-01
Actual / 360 Days                            28                   28                 28                   28
30 / 360 Days                                30                   30                 30                   30
Fixed / Floating                          Floating             Floating           Floating             Floating

                                           Class A              Class B      Collateral Invested        Class D        Total
                                                                                   Amount
Certificate Rate                               5.69875%          5.92875%            6.54375%           0.00000%
Secured Loan Spread Rate (Applies to
     CIA only)                                                                       6.29375%
Initial Balance                          528,000,000.00    113,000,000.00       67,000,000.00      42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                          52,500,000.00
Initial Invested Amount + Req Transf
     Amount                                                                                                        802,500,000.00

Beginning Outstanding Amount
     (Distribution)                      528,000,000.00    113,000,000.00       67,000,000.00      42,000,000.00   750,000,000.00
Ending Outstanding Amount
     (Distribution)                      528,000,000.00    113,000,000.00       67,000,000.00      42,000,000.00   750,000,000.00

Beginning Invested Amount
     (Distribution)                      528,000,000.00    113,000,000.00       67,000,000.00      42,000,000.00   750,000,000.00
Ending Invested Amount (Distribution)    528,000,000.00    113,000,000.00       67,000,000.00      42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount
     (Distribution)                      528,000,000.00    113,000,000.00       67,000,000.00      42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount
     (Distribution)                      528,000,000.00    113,000,000.00       67,000,000.00      42,000,000.00   750,000,000.00


Beginning Invested Amount (Month)        528,000,000.00    113,000,000.00       67,000,000.00      42,000,000.00   750,000,000.00
Ending Invested Amount (Month)           528,000,000.00    113,000,000.00       67,000,000.00      42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount
     (Month)                             528,000,000.00    113,000,000.00       67,000,000.00      42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount
     (Month)                             528,000,000.00    113,000,000.00       67,000,000.00      42,000,000.00   750,000,000.00

Principal Allocation Percentage                  70.40%            15.07%               8.93%              5.60%          100.00%
Floating Allocation Percentage                   70.40%            15.07%               8.93%              5.60%          100.00%
Principal Collections                     43,209,139.56      9,247,410.55        5,482,977.94       3,437,090.65    61,376,618.69
Redirected Finance Charge Collections      8,249,316.54      1,765,478.73        1,046,788.27         656,195.63    11,717,779.17
Reserve Account Draw                               0.00              0.00                                                    0.00
PFA Proceeds (Class A Available
     Funds)                                        0.00                                                                      0.00
Redirected Finance Charge plus PFA
     Proceeds                              8,249,316.54      1,765,478.73        1,046,788.27         656,195.63    11,717,779.17
Monthly Interest                           2,340,286.67        521,071.25          341,002.08               0.00     3,202,360.00
Investor Default Amount (Net)              3,859,957.43        826,089.37          489,805.20         307,042.07     5,482,894.08
Monthly Servicing Fee                        880,000.00        188,333.33          111,666.67          70,000.00     1,250,000.00
Total Due                                  7,080,244.10      1,535,493.96          942,473.95         377,042.07     9,935,254.08

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases
Series Adjusted Portfolio Yield                                                                                     11,717,779.17
Base Rate                                                                                                                   9.98%
                                                                                                                            7.49%

                    Partners First Credit Card Master Trust
                                 Series 1998-3

Series Parameters
    Revolving Period (Y/N)                                                               Y
    Accumulation Period (Y/N)                                                            N
    Early Amortization (Y/N)                                                             N
    Controlled Accumulation Period                                                     12.00
    FNBA is Servicer                                                                     Y
    Paydown Excess CIA (Y/N)                                                             Y
    Paydown Excess Class D (Y/N)                                                         Y
    Controlled Accumulation Amount                                                       53,416,666.67
    Controlled Deposit Amount                                                            53,416,666.67
    Ending Controlled Deposit Amount Shortfall                                                    0.00

Funding Accounts
    Beginning Principal Funding Account Balance                                                   0.00
    Principal Funding Account Deposit                                                             0.00
    Principal Funding Account Withdrawal                                                          0.00
    Ending Principal Funding Account Balance                                                      0.00
    Principal Funding Investment Proceeds                                                         0.00

    Yield Supplement Account Beginning Balance                                                    0.00
    Yield Supplement Account Release                                                              0.00
    Yield Supplement Account Ending Balance                                                       0.00

    Reserve Account Beginning Balance                                                             0.00
    Required Reserve Account Amount                                                               0.00
    Available Reserve Account Amount                                                              0.00
    Interest Retained in Reserve Account                                                          0.00
    Reserve Draw Amount pursuant to Supplement 4.12(c)                                            0.00
    Funds Deposited into Reserve Account (out of Excess Spread)                                   0.00
    Ending Reserve Account Balance                                                                0.00
    Covered Amount                                                                                0.00

C. Certificate Balances and Distributions
                                  Class A                 Class B             CIA                Class D           Total
     Beginning Balance                528,000,000.00       113,000,000.00      67,000,000.00      42,000,000.00   750,000,000.00
    Interest Distributions              2,340,286.67           521,071.25         341,002.08               0.00     3,202,360.00
    Cumulative PFA Deposits                     0.00                 0.00                                  0.00             0.00
    Principal Distributions                     0.00                 0.00               0.00               0.00             0.00
    Total Distributions                 2,340,286.67           521,071.25         341,002.08               0.00     3,202,360.00
    Ending Certificate Balance        528,000,000.00       113,000,000.00      67,000,000.00      42,000,000.00   750,000,000.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                        4.4324
                          2 Amount of the distribution in respect of Class A Monthly Interest:                       4.4324
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:             0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:                      0.00
                          5 Amount of the distribution in respect of Class A Principal:                                0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                              0.00
                          2 Amount of Class A Investor Charge-Offs                                                     0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                        0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                               0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                                     0.00
                            balance of the Class A Certificate exceeds the Class A Invested
                            Amount after giving effect to all transactions on
                            such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                                    4.6113
                          2 Amount of the distribution in respect of Class B monthly interest:                       4.6113
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:             0.00
                          4 Amount of the distribution in respect of Class B additional interest:                      0.00
                          5 Amount of the distribution in respect of Class B principal:                                0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                        0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                       0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                                  0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                                0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                             0.00
                             of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                          1 Total amount distributed to the Collateral Interest Holder:                          341,002.08
                          2 Amount distributed in respect of Collateral Monthly Interest:                        341,002.08
                          3 Amount distributed in respect of Collateral Additional Interest:                           0.00
                          4 The amount distributed to the Collateral Interest Holder in respect                        0.00
                            of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                          1 The amount of reductions in the Collateral Invested Amount.                                0.00
                          2 The total amount reimbursed in respect of such reductions in the                           0.00
                            Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
                          1 Finance Charge Collections Allocated to Series 1998-3
                                 (incl. YSA, Res Draw & Int and PFA Proceeds)                                 11,717,779.17
                          2 Full amount required to be paid pursuant to sections 4.5 and 4.7
                                 (excl. Spread Acct.)                                                          9,935,254.08
                          3 Spread Account Requirement per Loan Agreement                                        -37,587.44
                          4 Finance Charge Shortfall                                                                   0.00
                          5 Available for Other Excess Allocation Series                                       1,820,112.53

K. Application of Reallocated Investor Finance Charge Collections.

                                                                     Available             Due                Paid         Shortfall
                          1 Allocated Class A Available Funds            8,249,316.54
                            a Reserve Account Release                            0.00
                            b PFA Investment Earnings                            0.00
                            c Class A Available Funds                    8,249,316.54

                          2 Class A Available Funds                      8,249,316.54
                            a Class A Monthly Interest                                       2,340,286.67    2,340,286.67      0.00
                            b Class A Servicing Fee                                            880,000.00      880,000.00      0.00
                            c Class A Investor Default Amount                                3,859,957.43    3,859,957.43      0.00
                            d Class A Excess                             1,169,072.43

                          3 Class B Available Funds                      1,765,478.73
                            a Class B Monthly Interest                                         521,071.25      521,071.25      0.00
                            b Class B Servicing Fee                                            188,333.33      188,333.33      0.00
                            c Class B Excess                             1,056,074.15

                          4 Collateral Available Funds                   1,046,788.27
                            a Collateral Servicing Fee                                         111,666.67      111,666.67      0.00
                            b Collateral Excess                            935,121.61

                          5 Class D Available Funds                        656,195.63
                            a Class D Servicing Fee                                             70,000.00       70,000.00      0.00
                            b Class D Excess                               586,195.63

                          6 Total Excess Spread                          3,746,463.82


                    Partners First Credit Card Master Trust
                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                                    Available      Due          Paid       Shortfall
                 1 Available Excess Spread                                     3,746,463.82
                 2 Excess Fin Charge Coll                                              0.00
                        from Other Series
                 3 Available Funds                                             3,746,463.82
                 4 Class A Required Amount
                   a Interest                                                                       0.00            0.00     0.00
                   b Servicing Fee                                                                  0.00            0.00     0.00
                   c Defaults                                                                       0.00            0.00     0.00
                 5 Class A Charge Offs not Previously Reimbursed                                    0.00            0.00     0.00
                6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
                   a Interest                                                                       0.00            0.00     0.00
                   b Servicing Fee                                                                  0.00            0.00     0.00
                6b Class B Default Amount                                                     826,089.37      826,089.37     0.00
                 7 Reductions in Class B not previously reimbursed                                  0.00            0.00     0.00
                 8 Monthly Servicing Fee Shortfalls                                                 0.00            0.00     0.00
                 9 Collateral Monthly Interest                                                341,002.08      341,002.08     0.00
                10 Collateral Default Amount                                                  489,805.20      489,805.20     0.00
                11 Reductions in CIA not previously reimbursed                                      0.00            0.00     0.00
                12 Reserve Account Deposit                                                          0.00            0.00     0.00
                13 Class D Monthly Interest                                                         0.00            0.00     0.00
                14 Class D Default Amount                                                     307,042.07      307,042.07     0.00
                15 Reductions in Class D not previously reimbursed                                  0.00            0.00     0.00
                16 Other CIA Amounts Owed                                                           0.00            0.00     0.00
                17 Excess Fin Coll for Other Series                                                 0.00            0.00     0.00
                18 Excess Spread (after reallocation)                          1,782,525.09
                19 Writedowns
                                                                             Total        Redirected Principal      Charge-Offs
                                    a Class A                                          0.00             0.00          0.00
                                      in respect of A                                                                 0.00
                                    b Class B                                          0.00             0.00          0.00
                                      in respect of A                                                                 0.00
                                      in respect of B                                                                 0.00
                                    c CIA                                              0.00             0.00          0.00
                                      in respect of A                                                                 0.00
                                      in respect of B                                                                 0.00
                                      in respect of CIA                                                               0.00
                                    d Class D                                          0.00             0.00          0.00
                                      in respect of A                                                                 0.00
                                      in respect of B                                                                 0.00
                                      in respect of CIA                                                               0.00
                                      in respect of D                                                                 0.00

M. Application of Redirected Principal Collections
                                                                   Available                             Due     Paid    Shortfall
                1 Redirected Principal Collections                 18,167,479.13
                2 Class A Required Amount
                  a Interest                                                                               0.00     0.00       0.00
                  b Servicing Fee                                                                          0.00     0.00       0.00
                  c Defaults                                                                               0.00     0.00       0.00
                3 Class B Required Amount
                  a Interest                                                                               0.00     0.00       0.00
                  b Servicing Fee                                                                          0.00     0.00       0.00
                  c Defaults                                                                               0.00     0.00       0.00
                4 Collateral Required Amount
                  a Interest                                                                               0.00     0.00       0.00
                  b Servicing Fee                                                                          0.00     0.00       0.00
                  c Defaults                                                                               0.00     0.00       0.00
                5 Available for Available Principal Collections    18,167,479.13

N.  Principal Shortfall Amount/Shared Principal Collections
                 1 Principal Allocation % of the Series 1998-3 Allocable Principal Collections    61,376,618.69
                 2 Other amounts treated as Principal Collections per Section 4.5 & 4.7            5,482,894.08
                 3 Full amount required to be distributed pursuant to Section 4.5                          0.00
                 4 Principal required to fund the Required Amount per Section 4.8                          0.00
                 5 Principal Shortfall                                                                     0.00
                 6 Available for Shared Principal Collections                                     66,859,512.77

O. Available Principal Collections
                 1 Available Principal Collections (per the definition thereof)                   66,859,512.77
                 2 Principal Collections allocation to other Principal Sharing Series             66,859,512.77


                    Partners First Credit Card Master Trust
                                 Series 1998-3


                 3 Available Principal Collections (after Sharing)                                         0.00

P. Application of Principal Collections during Revolving Period

                  1 Available Principal Collections                                                               0.00

                  2 Collateral Invested Amount                                                           67,000,000.00
                  3 Required Collateral Invested Amount                                                  67,000,000.00
                  4 Amount used to pay Excess CIA                                                                 0.00

                  5 Available Principal Collections                                                               0.00
                  6 Class D                                                                              42,000,000.00
                  7 Required Class D                                                                     42,000,000.00
                  8 Amount used to pay Excess Class D                                                             0.00

Q. Application of Principal Collections during the Accumulation Period

                   1 Available Principal Collections                                                               0.00
                   2 Controlled Deposit Amount                                                                     0.00
                   3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                           0.00
                   4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                           0.00
                   5 Required Enhancement Amount                                                                  $0.00

                   6 Remaining Principal Collections Available                                                     0.00
                   7 Remaining Collateral Invested Amount                                                          0.00
                   8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b below)              0.00
                                      a Excess of CIA and Class D over Required Enhancement Amt                    0.00
                                      b Excess of Available Principal Collections over PFA deposit                 0.00

                   9 Remaining Principal Collections Available                                                     0.00
                  10 Remaining Class D Amount                                                                      0.00
                  11 Principal Paid to Class D                                                                     0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

R. Application of Principal Collections during Early Amortization Period

                          1 Available Principal Collections                                                       0.00
                                             a Remaining Class A Adjusted Invested Amount                         0.00
                                             b Principal Paid to Class A - Current Period's Collections           0.00
                                             c Principal Paid to Class A - PFA per 5.1                            0.00
                                             d Total Principal Paid to Class A                                    0.00

                          2 Remaining Principal Collections Available                                             0.00
                                             a Remaining Class B Adjusted Invested Amount                         0.00
                                             b Principal Paid to Class B - Current Period's Collections           0.00
                                             c Principal Paid to Class B - PFA per 5.1                            0.00
                                             d Total Principal Paid to Class B                                    0.00

                          3 Remaining Principal Collections Available                                             0.00
                                             a Remaining Collateral Invested Amount                               0.00
                                             b Principal Paid to CIA                                              0.00

                          4 Remaining Principal Collections Available                                             0.00
                                             a Remaining Class D Amount                                           0.00
                                             b Principal Paid to Class D                                          0.00

S. Yield and Base Rate

                          1 Base Rate
                                             a Current Monthly Period                                            7.49%
                                             b Prior Monthly Period                                              7.78%
                                             c Second Prior Monthly Period                                       8.57%

                            Three Month Average Base Rate                                                                   7.95%

                          2 Series Adjusted Portfolio Yield
                                             a Current Monthly Period                                            9.98%
                                             b Prior Monthly Period                                             13.19%
                                             c Second Prior Monthly Period                                      10.98%

                            Three Month Average Series Adjusted Portfolio Yield                                            11.38%

                          3 Excess Spread
                                             a Current Monthly Period                                            2.49%
                                             b Prior Monthly Period                                              5.41%
                                             c Second Prior Monthly Period                                       2.42%

                            Three Month Average Excess Spread                                                               3.44%
